United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Act of 1934

October 24, 2012

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2012, Deltic Timber Corporation, a Delaware corporation, issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Press Release issued on October 24, 2012 by Deltic Timber Corporation announcing preliminary third quarter 2012 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By: /s/ Jim F. Andrews, Jr.
Jim F. Andrews, Jr., Secretary

Date: October 24, 2012